Exhibit 99.1

July 2021

Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between MDH Acquisition Corp. (“MDH”) and OP Group Holdings, LLC (together with its subsidiaries, the “Company”). The information contained herein does not purport to be all-inclusive and none of MDH, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation has been prepared by MDH and the Company and MDH and the Company are solely responsible for its contents. Only those particular representations and warranties that may be made by the Company and/or MDH in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein neither the Company nor MDH makes any representation or warranty with respect to the accuracy of such information. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of MDH, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or MDH’s or the Company’s future financial or operating performance. For example, projections of future Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by MDH and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against MDH, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of MDH, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in MDH’s final prospectus relating to its initial public offering dated February 1, 2021. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither MDH nor the Company undertakes any duty to update these forward-looking statements. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2021 through 2023. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All projections and estimates included in this presentation are approximations. This includes annualized information where the results from a month are converted to a full year even though such monthly results may not be indicative of the results the Company would achieve for a full year.

Disclaimer (continued) Financial Information; Non-GAAP Financial Measures Certain of the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. In addition, this Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Net Premium, EBITDA, Adjusted EBITDA, Adjusted Gross Profit and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to page 33 of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Industry and Market Data In this Presentation, MDH and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither MDH nor the Company has independently verified the accuracy or completeness of any such third-party information. Additional Information In connection with the proposed Business Combination MDH intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of MDH, and after the registration statement is declared effective, MDH will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. MDH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about MDH, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of MDH as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: MDH Acquisition Corp., 600 N. Carroll Ave., Suite 100, Southlake, TX 76092. Participants in the Solicitation MDH and its directors and executive officers may be deemed participants in the solicitation of proxies from MDH’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in MDH is contained in MDH’s final prospectus related to its initial public offering dated February 1, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to MDH Acquisition Corp., 600 N. Carroll Ave., Suite 100, Southlake, TX 76092. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of MDH in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available.

Today’s Presenters Rebecca Howard Founder & CEO Justin Thomas President & COO Franklin McLarty Executive Chairman, MDH Acquisition Corp. 4

MODERNIZING & EXPANDING

the **direct-to-consumer market** for vehicle protection plans through **industry leading payment services** and **digital platform growth engine**

olive.com

- Digital end-to-end distribution of vehicle protection plans
- ~$60M Annualized Net Premium as of March 2021[2]
- 2 top 5 Global OEM B2B partnerships launched



~$260B

total addressable market[1]

over

~87M

vehicles in product sweet spot[1]

PayLink Direct

- 15-year history of highly profitable payment services platform
- $11B+ in originations since inception
- Technology bellwether in the marketplace

5

Note: The above financial statements and projections are based on the Company's unaudited internal financial reports and Management's estimates. (1) Estimates based on public data and Company estimates. Please see pages 9 and 33 of this Presentation for more information; and (2) Please see Glossary of Select Terms for definitions of Annualized Net Premium and Net Premium.

olive.com

Founder-led Team with Deep Sector Knowledge and Vision Rebecca Howard Founder & CEO 22 years of experience Founded PayLink in 2006 Formerly led the Vehicle Service Contract Division of Mepco Finance Corporation Justin Thomas President & COO 18 years of experience Formerly President of Assurant, Global Financial Services and U.S. Automotive National Accounts Previously an EVP for The Warranty Group, North American Specialty Solutions 6

Transaction Summary Capital to fund growth and allow to continue to transform the vehicle protection plan industry Fortress & Milestone Partners are rolling 100% of common equity into the combined company SPAC-partner shares are structured to create long term alignment Old Republic Insurance and Ally Financial Inc. join as strategic partners Transaction implies a pro forma enterprise value of approximately $960M 2.3x 2023E Revenue 6.4x 2023E adjusted EBITDA 7 Please see page 27 of this Presentation for the full transaction overview. Note: The Company’s 2023E financials represent the Company’s projections based on the Company’s unaudited internal financial reports and Management’s estimates. Please see the Glossary of Select Terms for a definition of Adjusted EBITDA and the corresponding reconciliation on page 33 of this Presentation.

Expanding Demand and Need

Longer Ownership

Elongated ownership (average nearly 7 years) and new and pre-owned change in ownership growth has accelerated

Higher Vehicle Repair Costs

Maintenance and repair costs (~$1,200 annually on average)(1) on the rise due to more expensive parts

Longer Vehicle Lives

Increasing avg. vehicle life, now ~12 years, leading to more end-of-warranty plans

Significant percentage of U.S. adults burdened by unforeseen expenses

~33% Percentage of U.S. adults who cannot pay a $500 to $600 repair bill without taking on debt(2)

>60% Percentage of U.S. adults who would have difficulty covering a $1,000 expense(3)

Expanding Vehicles in Operation(4)

(in millions)


2020
281.4
2019
279.6
2018
275.3
2017
271.4
2016
266.0

Note: (1) Based on a $0.09 per mile cost for "Maintenance, Repair & Tires" per AAA, multiplied by the average miles driven per person in the U.S. per year (13,500), per the U.S. Department of Transportation; (2) According to a survey conducted by AAA (2017); (3) Per Bankrate.com. Defined as being able to cover a $1,000 expense from cash or savings; and (4) Per Experian Market Trends Review Q4 2020. Sources: AAA, Bankrate.com, Experian, IHS Markit and U.S. Department of Transportation.

olive.com

Significant Addressable Market ~280M Vehicles in operation(1) ~87M . . . plus broadening product offering to newer and older vehicles, expanding the addressable market “Sweet spot” of ~87M cars is underpenetrated is addressing the underpenetration: Unique, superior digital product offering Our data shows 59% of customers are first time purchasers(3) Broadening addressable market over time with products for newer and older vehicles ≤ 5 Years Old 28% 6 - 12 Years Old 31% ~87M Vehicles 13+ Years Old 41% ~$260B(2) Current "sweet spot" 9 Note: (1) Assumes 280M total vehicles on the road in the U.S. remains constant. Percentage of vehicles within each model year age band are rounded estimates per Experian and as of Q3 2020; (2) Assumes an average retail vehicle protection plan cost of $3,000 per customer; and (3) Per Company survey of 248 B2C consumers as of 4/6/2021. Sources: Experian and Company estimates.

is Uniquely Positioned to Capture Market Share Scaling Rapidly in an Under-penetrated Market The online leader for mechanical breakdown coverageTM Digital Platform Serves both OEM and B2C Channels Large, Underserved Market is a Market Leader in its Segment Attractive Payment Services Business Model High-Margin, High-Growth 10 Note: The above financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. The above figures include non-GAAP financial measures, including but not limited to Adjusted EBITDA. Please see the corresponding reconciliation on page 33 of this Presentation and the Glossary of Select Terms for a definition of LTV / CAC.

MDH is the Natural Partner for MDH Acquisition Corp. (“MDH”) has a proven track record in the transportation, financial services and technology industries Sponsor contributed 100% of the at-risk capital Sponsor earnout structure ensures strong incentive alignment Decades of diverse experience in building successful businesses Strong track record of creating shareholder value MDH Investment Criteria Franklin McLarty Executive Chairman, MDH(1) is a Natural Fit Seasoned management team Founder-led since inception in 2006 Attractive end-market trends Businesses operating in heartland of the U.S. Recognized industry leader disrupting the delivery of vehicle protection plans Chicago, HQ; products serving middle America Strong track record Benefit from being publicly traded Proven history of resilient revenue and earnings Access to capital enables investment in Digital Platform to fuel growth 11 Note: (1) In addition to being the current Executive Chairman of MDH Acquisition Corp., Franklin has been asked to be Chairman of Olive.com post-transaction.

Wide Network Access Deep Industry Knowledge World-Class Professionals Corporate Sharing Infrastructure Automotive, Real Estate, International Consulting Management Consulting Select Components of the McLarty Ecosystem Global Communications Real Estate Automotive Retail Automotive Retail Finance & Insurance Automotive Retail Capital Solutions Provider Automotive Wholesale . . . along with Old Republic Insurance and Ally Financial Inc. as strategic partners 12

Overview

High-Margin, High-Growth Segments TECHNOLOGY-DRIVEN GROWTH ENGINE MARKET LEADING HIGH-MARGIN BUSINESS Annualized Net Premium for Mar-2021(1) 2021E Net Premium(1) Top 5 OEM clients won and launched in 2020 Recommendafter purchasing(2) Google reviews Percentage of customers that have never purchased a vehicle protection plan(2) Payment plans originated since inception - all 50 states and Canada Payment plans originated in 2020 2021E Adjusted EBITDA Takes no consumer credit or vehicle protection plan claims risk Payments processed annually through Originations since inception Years of vehicle protection plan data 14 Note: The above financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. (1) Please see Glossary of Select Terms for definitions of Annualized Net Premium and Net Premium; and (2) Per Company survey of 248 consumers as of 4/6/2021.

olive.com

Technology is in our DNA

PAYMENT PROCESSING TECHNOLOGY PLATFORM

Accounting, Billing, G/L, Contract Mgmt.	Predictive Analytics	ACH/CC/Lockbox Payment Processing
Cancel Processing	Entity Management	Funding
Prepaid Reserves	Letters & Notices	Reporting (Ops, Trending, Data)

Highly Scalable
Processes ~4 million payments annually and is highly scalable

Predictive Analytics
PayLink Direct uses historical purchaser cancellation data to develop models to accurately predict cancellation trends

CONSUMER FACING PAYMENT PORTAL

Pay By Web	Reporting	Cancels	Revisions
Contact Entry	Integration with Partners	Direct Origination Site	

Customer-Focus

- Manage to industry leading SLAs
- **Over 8K** Monthly emails serviced
- **35,000+** Calls answered monthly

15

olive.com

Digital Platform ONLINE, FULLY DIGITAL, CUSTOM TECHNOLOGY B2C – The online leader for mechanical breakdown coverageTM Meets consumers’ needs: fixed price, transparency and simple coverage term(1) Nationwide offering, including California Differentiated product: Fixed monthly price, no wait period, no annual mileage limits, transparent pricing online B2B – OEM and Affinity Fully white-labeled solution allows partners’ customers to . . . Get a Quote Purchase Finance Manage Fee-based model with insurance risk capital for program provided by leading global insurer 16 Note: (1) Based on the Company's observations of the market, it is not aware of other companies having the combination of these features.

olive.com Digital Platform

B2C **The online leader for mechanical breakdown coverage™**

- Strong momentum from organic, SEO and halo branding initiatives
- Digital first, marketing team with experience and detailed plan to deploy growth capital

Solid initial results . . .

✓ **~44%** greater **"quote starts"** in 3 months of 2021 compared to 9 months of last year (~65K in 2021 vs ~45K in 2020)

✓ Average over **1,000 people per day** starting quotes online (up from 400 in January 2021)

✓ Online organic traffic has grown over **5x** since December 2020

B2B **OEM & Affinity**

- Two current global top 5 automotive OEMs primary driver of 2021E B2B net premium (~43% of 2021E net premium)
- Step-function growth as additional OEM and Affinity partners added to the platform

. . . support robust growth outlook



Net Premium ($M)
~$17
~$60
$102
Dec '20 Run-Rate
Mar '21 Run-Rate
FY 2021E

17

Note: The above financial statements and projections are based on the Company's unaudited internal financial reports and Management's estimates. The above figures include non-GAAP financial measures, including but not limited to Annualized Net Premium and Net Premium. Please see the Glossary of Select Terms.

olive.com

olive.com Digital Platform

In-house Agency Capabilities, Integrated and Focused

RESULTS

- Robust agency capability for olive.com sales and marketing engine
- Underserved demand - 59% of customers are first-timers[(1)]
- olive.com's organic traffic has grown over 5x since December 2020: driving ~20% of sales



Data & Analytics Tracking
Brand Reputation
Dedicated Customer Team

Best-in-class End-to-end Proprietary Technology Platform

Quote Module
- quotes
- sales tax
- payment options
- plan options
- management

Quote Flow Module
- interface
- address verify
- lookup
- rules engine
- dynamic messaging
- mobile
- payment processing
- policy take-up
- sales tax
- creation

Marketing Automation
- customer journeys
- marketing visualization

Payment Module
- payment processing
- refund processing
- recurring
- payment failure
- batch processing
- status indicator

Policy Management Module
- track financials
- amendment
- cancellation
- auto expire
- auto-renew
- reconciliation reporting

18

Note: The above financial statements and projections are based on the Company's unaudited internal financial reports and Management's estimates. (1) Company survey of 248 B2C consumers.

olive.com

Built for Growth FUTURE GROWTH 15-year track record of growth and innovation Distribution opportunities to accelerate continued growth and profitability Sales and marketing engine delivers the right product at the right time in a transparent manner Expanding consumer product categories and engagement through theGrove Deeper in vehicle protection: Broadening model year eligibility and additional coverages Meaningful B2B Distribution Opportunities PAYMENT SERVICES DIGITAL PLATFORM 19

FinancialOverview

1H 2021 Key Takeaways

Strong Start to 2021

- Sustained profitability of Payment Services segment, with **63.0%** Adjusted EBITDA margin for 1Q 2021
- Originations at highest level in terms of both units, ~94k, and dollar amount, $298.7M, compared to the previous three quarters

olive.com is a Disruptive Growth Opportunity

- Strong B2B metrics with two current OEMs **exceeding** prior year performance and advanced discussions with other OEM and B2B prospects
- Organic traffic from olive.com has grown over **5X** since December 2020 and direct traffic has grown over 5.3X since December 2020
- Net premium run-rate of **over $60M**[1] annually

Executing on 2021 Rollout

- **Geographic Expansion:** Additional **30+ state rollout** commenced in 2Q 2021
- **Marketing Partnership Proliferation**
  - Deepening of marketing partnership with NHL for Stanley Cup Playoffs Bracket Challenge
  - Expansion of two additional affiliate marketing partnerships
- **Broadly Viewed Content:** Release of new product video content with nearly 2M views on Facebook and Instagram (Link: Olive Video Content)

21

Note: The above financial statements are based on the Company's unaudited internal financial reports. These figures may not include all adjustments required by GAAP. (1) Net premium run-rate is calculated based on March 2021's net premium.

olive.com

Digital Platform Growth Exceeding Expectations Net Premium ($M) (Quarterly) $11.7 $5.2 $2.4 $0.8 1Q 2021 Net Premium exceeded plan by over 16% Customer activations outpaced expectations 2Q 20203Q 20204Q 20201Q 2021 22 Note: The above financial statements are based on the Company’s unaudited internal financial reports. These figures may not include all adjustments required by GAAP.

Outlook Total Revenue ($M) $417.9 $298.2 $208.8 $122.1 $64.9 $2.6 $62.3 $101.0 $33.2 $67.8 $86.8 $119.7 Payment Services driven by established position and integrated offering via the Digital Platform Digital Platform at an Annualized Net Premium of over $60M for Mar-2021 and is ahead of budget for Q1 2021 Payment ServicesDigital Platform 2023E EBITDA $150M and EBITDA margin 36% 23 Note: 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. These figures may not include all adjustments required by GAAP. Please see the corresponding reconciliation on page 33 of this Presentation.

Summary Key Performance Indicators 2020A2021E2022E2023E ($M, unless otherwise noted) # of Originations (000s) 344.5 420.5 568.6 849.6 Orginations Amount ($) $1,098.9 $1,312.8 $1,722.1 $2,498.1 Payment Services: Adjusted EBITDA $43.3 $60.4 $92.7 Adjusted EBITDA $40.6 Adjusted EBITDA % 65.3% 63.9% 69.7% 77.4% Digital Platform: Premiums $102.2 $345.3 $806.8 Net Premium $8.4 YoY Growth % 1115.7% 237.9% 133.7% Digital Platform: Adjusted Gross Profit Adjusted Gross Profit ($0.5) $24.3 $103.1 $263.9 Projected increase in Digital Platform contract sales driven by organic growth in B2C, and expansion of current (two) OEM partner relationships with three additional affinity partner relationships projected by 2023E Projections based on utilizing only $100M in growth capital 24 Note: 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. These figures may not include all adjustments required by GAAP. Please see the corresponding reconciliation on page 33 of this Presentation.

Robust Margins, Complemented by New Expansion Engine March 2021 Annualized Net Premium ~$60M 2021E $102M Net Premium $33M Revenue 2022E $345M Net Premium $122M Revenue DIGITAL PLATFORM PAYMENT SERVICES Margin 2021E Adjusted EBITDA $43M64% Margin 2022E Adjusted EBITDA $60M70% Margin Established Payment Services Business First Mover Digital Platform Trusted B2C Brand Well-Known B2B Partners 25 Unique Ability to Capture Market Share Note: 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial statements and projections are based on the Company’s unaudited internal financial reports, applying certain assumptions and Management’s estimates. The above figures include non-GAAP financial measures, including but not limited to Adjusted EBITDA, Annualized Net Premium and Net Premium. Please see the corresponding reconciliation on page 33 of this Presentation as well as the Glossary of Select Terms.

Overview Transaction

Transaction Overview

Significant alignment between shareholders, sponsor, management and PIPE investors

- olive.com receives **$217M in primary proceeds** to fund growth and potential add-on acquisitions (projections based on utilizing $100M in growth capital)[3]
- olive.com shareholders are rolling **100%** of their common equity into the combined company
- Sponsors: 75% of shares subject to earnout provisions
- Old Republic Insurance and Ally Financial Inc. join as strategic partners
- **$959M Pro Forma Enterprise Value**

Earnout Shares (Sponsor)

- 5.175M shares subject to earnout
- 33% granted if closing share price above **$12**[1]
- 33% granted if closing share price above **$13.50**[1]
- 33% granted if closing share price above **$17**[1]

Earnout Shares (Company)

- 5.0M shares
- 50% granted if closing share price above **$13**[1]
- 50% granted if closing share price above **$17**[1]

Sources

Sources	
olive.com Equity Rollover[2]	$870
Capital in Trust[3]	$276
PIPE Investment	$15
Total Sources	**$1,161**

Uses

Uses	
olive.com Equity Rollover[2]	$870
Cash to Balance Sheet[3]	$217
Redemption of Preferred Units[5]	$21
Debt Repayment	$12
Transaction Costs[6]	$41
Total Uses	**$1,161**

Pro Forma Valuation

Implied Market Cap[2]	**$1,178**
Plus: Debt[4]	$6.8
Less: Cash[4]	($225.7)
Pro Forma Enterprise Value	**$959**

Pro Forma Ownership[7]



Sponsor Promote 2%
PIPE Investors 1%
SPAC Public Investors 23%
Existing Olive.com Shareholders 74%

27

Note: All values in millions, unless otherwise noted. Values are rounded. (1) Volume weighted average closing share price for 20 trading days of any 30 trading day period. Ending prior to the seventh anniversary of the Transaction Closing; (2) Excludes earnout shares subject to vesting; (3) Assumes no redemptions; (4) Based on preliminary unaudited figures as of March 31, 2021. Debt excludes the Company's Senior Facility, which is operating debt, collateralized with receivables; (5) Relates to Redeemable Series A Preferred Units; (6) Preliminary estimate. Includes estimates of potential management bonuses and retention arrangements in conjunction with business combination as well as potential expenses related to termination of agreements. Actual amounts may vary and may include expenses currently unknown; and (7) At $10.00 / share. Excludes earnout shares. Includes 86.95M shares held by existing Olive.com shareholders, 27.6M shares held by MDH investors, 1.725M MDH Sponsor shares (25% of 6.9M shares vested at closing) and 1.5M shares held by PIPE investors. Percentages may not add to 100% due to rounding. Additionally, pro forma shares excludes potential dilution from out-of-the-money warrants and further assumes no redemptions by MDH's existing public shareholders.

olive.com

Trading Comparables – Compelling Entry Valuation 17.9x17.3x 2023E EV / Revenue Overall Mean: 7.4x 2.3x 9.1x 4.2x 6.8x 5.4x 7.1x 11.8x 3.6x 6.0x 4.6x 4.6x x2.8x 60.8x 2023E EV / EBITDA Overall Mean: 23.1x 6.4x 29.1x 14.2x11.9x14.5x n/m 16.1x15.1x 12.1x n/mn/m 34.0x n/mn/m 28 Note: The Company’s 2023E financials represent the Company’s projections based on the Company’s unaudited internal financial reports and Management’s estimates. These figures may not include all adjustments required by GAAP.. (1) Enterprise Value is calculated with 7/7/21 stock prices where available and data from investor presentations, where stock data is unavailable; (2) Enterprise value for Hippo and Doma are an implied value with full dilution taken into account; and (3) Data for 2023E represents company projections per investor presentations; Hippo’s as of 3/4/21 and Doma’s as of 3/2/21; Sources: Equity Research, Investor Presentations, FactSet and SNL data of 7/7/21.

Compelling Entry Valuation (Sum-of-the-Parts)

Payment Services	Year	Adj. EBITDA	EV/Adj. EBITDA Mean Multiple
	2021E	$43.3M	21.9x
	2022E	$60.4M	18.8x



Payment Processors
2021
2022
Mean:
'21: 21.9x
'22: 18.8x
44.7x
36.4x
n/m
17.7x
15.8x
14.8x
13.4x
18.0x
16.0x
n/m
14.4x
13.4x
21.3x
18.4x
22.3x
17.9x
PayPal
Square
FIS
fiserv.
globalpayments
lightspeed
ACI
EVO PAYMENTS
paya

Digital Platform	Year	Net Premium	EV/Net Premium Mean Multiple
	2021E	$102.2M	20.8x
	2022E	$345.3M	13.4x



InsurTechs
2021
2022
Mean:
'21: 20.8x
'22: 13.4x
10.6x
7.5x
69.0x
43.2x
13.4x
9.5x
5.4x
3.5x
5.9x
3.3x
Hippo(2)(3)(4)
Lemonade
doma(3)(4)
Root Insurance Co
metromile(4)(5)

Digital Platform	Year	Adj. Gross Profit	EV/Adj. Gross Profit Mean Multiple
	2021E	$24.3M	67.8x
	2022E	$103.1M	28.3x



InsurTechs
2021
2022
Mean:
'21: 67.8x
'22: 28.3x
125.0x
47.2x
86.2x
51.7x
33.9x
17.8x
n/m
11.9x
26.0x
13.1x
Hippo(3)(4)
Lemonade
doma(3)(4)
Root Insurance Co
metromile(4)

29

Note: The Company's 2021E and 2022E financials represent the Company's projections based on the Company's unaudited internal financial reports and Management's estimates. These figures may not include all adjustments required by GAAP. Please see Glossary of Select Terms for the Company's definition of Net Premium and Adjusted Gross Profit. (1) Enterprise Value is calculated with 7/7/21 stock prices where available and data from investor presentations, where stock data is unavailable; (2) Hippo's net earned premium represents earned premium; (3) Enterprise value for Hippo and Doma are an implied value with full dilution taken into account; (4) Data for 2021E and 2022E represents company projections per investor presentations; Hippo's as of 3/4/21; Doma's as of 3/2/21; and Metromile's as of 11/24/20; and (5) Metromile's net earned premium represents direct earned premium; Sources: Equity Research, Investor Presentations, FactSet and SNL data of 7/7/21.

olive.com

Existing Investors with Expertise Fortress and Milestone to rollover 100% of their common equity into the new public entity Founded in 1998, manages $52.7 billion in AUM(1); over 1,780 institutional and private investors around the world Fortress-managed vehicles are currently invested in ~120 SPACs totaling over $400 million(2) of invested capital Fortress Credit has sponsored five SPACs to date, three of which have announced or completed successful mergers Philadelphia-based private equity firm founded in 1995 and focused on high margin segments that have compelling supply / demand dynamics within financial technology, insurance, specialty finance and asset management Milestone has completed over 100 transactions since inception. Since 2009, 21 financial services transactions totaling over $3 billion in aggregate transaction value(3) David King, Managing Director at Fortress Investment Group, said, “Fortress very early on recognized this company’s disruptive potential and powerful consumer value proposition. We’ve been proud to partner with Olive.com as they have become the unrivaled market leader, and we are strong believers in the company’s future growth potential and investment thesis.” Adam Curtin, Partner at Milestone Partners, said, “Milestone is very excited to continue its partnership with management and Fortress in backing Olive.com during this next phase of growth. Since our initial investment in 2014, we have valued and supported Rebecca’s vision for the business and entrepreneurial tenacity in providing consumers with best-in-class vehicle protection, affordable payment plans and excellent customer service, all made possible by Olive.com’s proprietary technology. We are pleased to add MDH, Old Republic and Ally Financial Inc. to the Olive.com family.” 30 Fee-paying AUM plus uncalled and recallable capital as of December 31, 2020. Fee paying AUM is defined as: (i) capital commitments or invested capital (or NAV, if lower) for the private equity funds, credit PE funds and related managed accounts, which in connection with private equity funds raised after March 2006 includes the mark-to-market value on public securities held within the fund, (ii) contributed capital or book equity for our publicly traded permanent capital vehicles, (iii) the NAV for hedge funds and the NAV or fair value for related managed accounts, and (iv) AUM related to co-managed funds. As of December 31, 2020, AUM includes $0.3 billion of AUM related to co-managed funds and $0.3 billion related to Fortress special purpose acquisition company entities.; (2) As of February 28, 2021; and (3) Aggregate transaction value includes total enterprise value including add-ons at acquisition and exit.

Appendix

Summary Income Statement and Non-GAAP Measures 2019A 2020A 2021E 2022E 2023E 32 Note: 2019A and 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial information and all projections are based on the Company’s unaudited internal financial reports and Management’s estimates. The above financial statements and projections may not include all adjustments required by GAAP. Please see the corresponding reconciliation on page 33 of this Presentation.

(1) 2019A 2020A 2021E 2022E 2023E 33 Note: 2019A and 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial information and all projections are based on the Company’s unaudited internal financial reports and Management’s estimates. The above financial statements and projections may not include all adjustments required by GAAP. (1) 2021E Net Income excludes transaction costs related to the business combination; and (2) The Company is currently a pass through entity for tax purposes and has therefore not paid federal or state income taxes; post-business combination the Company is expected to pay taxes and we expect future potential taxes to materially affect the estimated net income.

QoQ Growth % 181.2% 119.7% 125.7% 2Q 20203Q 20204Q 2020 1Q 2021 Peer Comparable Net Earned Premium - Metromile $1.1M (63.8%) Digital Platform: Adjusted Gross Profit Adjusted Gross Profit ($0.2) ($0.0) $0.1 $1.0 34 Note: The above financial statements are based on the Company’s unaudited internal financial reports. These figures may not include all adjustments required by GAAP. (1) 1Q 2021 Net Premium figures represent GAAP net earned premium for the quarter ending March 31, 2021 as publicly reported by peers. Net earned premium represents the earned portion of gross written premium, less the earned portion that is ceded to third-party reinsurers.

’s Origination and Loss History Originations ($M) $2,349$3,038 $3,994 $4,965 $6,056 $7,371 $8,782 $9,934 $11,033 $1,351$1,778 '10'11'12'13'14'15'16'17'18'19'20 Historical Loss Rates ($M) Cumulative Orginations 6.1% 8.0% $2.8 $2.4 $1.0 4.2% $1.8$0.9 2.4% $0.2$0.5$0.6$0.8 $1.4 $0.8 3.9%3.7% 2009 0.40% 2008 0.00% 2007 0.00% 2006 0.00% $0.5 0.4%0.8%1.0%1.3% 2011 0.41% 2012 0.16% 2013 0.03% 2014 0.05% 2015 0.06% 2016 0.07% 2010 0.28% 1.9%1.0% 2017 0.11% 2018 0.05% 2019 0.24% 2020 0.22% 35 Note: The above financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. (1) Adjusted to exclude $20 million of bad debt primarily related to discontinued programs from the 2017 merger; and (2) Historical loss rates as a percentage of revenue based on unaudited, internal adjusted figures.

Product Positioned Favorably Compared to Others ’s unique features have made it the online leader for mechanical breakdown coverageTM 36 Note: Based on the Company’s observations of the market. For illustrative purposes.

Glossary of Select Key Terms 37

Summary of Risks Certain Risks Related to OP Group Holdings, LLC All references to the “Company,” “Olive.com,” “PayLink,” “Olive,” “we,” “us” or “our” in this presentation refer to the business of OP Group Holdings, LLC and its subsidiaries. The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including MDH Acquisition Corp.) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. Risks Related to Our Business Our quarterly and annual results may fluctuate and may not fully reflect the underlying performance of our business. The business and industry in which we operate is highly competitive, and we may be unable to compete successfully with our current or future competitors. Some of our competitors have greater financial, technological and other resources than we currently possess. Failure by protection plan administrators to accurately and timely pay customer claims or otherwise provide high-quality service for our customers could affect our ability to retain our existing customers and attract new ones. Our vehicle and consumer product protection payment plan finance business may involve a higher risk of delinquency or collection than other lending operations and could expose us to losses. A decline in the economy in general could have an adverse impact on our operating results by reducing the number of customers purchasing vehicle and consumer product protection plans. Our success and our ability to grow our business depend on retaining and expanding our customer base. If we fail to add new customers or retain current customers, our business, revenue, operating results and financial condition could be harmed. Maintaining and enhancing our Olive brand and reputation is critical to our growth, and if we are not able to maintain and enhance our brand, our business, results of operations and financial condition could be adversely affected. Our limited operating history for Olive makes it difficult to evaluate our current Olive business performance, implementation of our business model and our future prospects. Our Olive business has experienced rapid growth since inception which may not be indicative of our future growth and, if we continue to grow rapidly, we may not be able to manage our growth effectively. Increases in the Prime Interest Rate may reduce the profitability of our payment plan business. Changes in insurance, consumer protection and related regulations may adversely affect our business. Insurance company and protection plan administrator insolvency may cause us losses. Aggressive marketing by our competitors may adversely affect our business. We may experience cash flow problems due to delays or other disruptions in receiving proceeds from our credit facility or under the terms of our payment plan finance documentation. Our ability to grow our complementary product and service offerings may be limited, which could negatively impact our growth rate and financial performance. If we are unable to expand our product offerings to additional affinity partners, our prospects for future growth may be adversely affected. Our proprietary data analytics algorithms may not operate properly or as we expect them to, which could cause us or our insurance partners to write vehicle and consumer product protection plans we or they should not write or price those plans inaccurately. Regulators may limit our ability to expand or implement our Olive product and/or may eliminate or restrict the confidentiality of our proprietary technology, which could have a material adverse effect on our Olive financial condition and results of operations. 38

Summary of Risks (continued) Risks Related to Our Business (continued) We rely on data analytics and our Olive digital platform to collect data points that we evaluate in pricing our vehicle and consumer product protection plans and customer support, and improving business processes, and any legal or regulatory requirements that restrict our ability to collect this data could thus materially and adversely affect our Olive business, financial condition, results of operations and prospects. We rely on traffic to our platform to grow revenue, and if we are unable to drive traffic cost-effectively, it could adversely affect our business, results of operations and financial condition. We depend on search engines, social media platforms, content-based advertising and other online sources to attract consumers to our Olive website which may be affected by third-party interference beyond our control, and as we grow our customer acquisition costs will continue to rise. We may require additional capital to grow our business, which may not be available on terms acceptable to us or at all. We are subject to payment processing risk. Interruptions or delays in the services provided by our Internet service providers could impair the operability of our Olive and PayLink websites and may cause our business to suffer. Security incidents or real or perceived errors, failures or bugs in our systems or Olive and PayLink websites could impair our operations, result in loss of personal customer information, damage our reputation and brand, and harm our business and operating results. We collect, process, store, share, disclose and use customer information and other data, and our actual or perceived failure to protect such information and data, respect customers’ privacy or comply with data privacy and security laws and regulations could damage our reputation and brand and harm our business and operating results. We employ third-party licensed software for use in our business, and the inability to maintain these licenses, errors in the software we license or the terms of open source licenses could result in increased costs or reduced service levels, which would adversely affect our business. We may be unable to prevent or address the misappropriation of our data. Our business depends on attracting and retaining key management and talent, including our Founder, and the loss of any key personnel or ability to attract additional highly-qualified personnel could adversely affect our business, results of operations and financial condition. If our customers were to claim that the vehicle or consumer product protection plans they purchased failed to provide adequate or appropriate coverage, we could face claims that could harm our business, results of operations and financial condition. Our company culture has contributed to our success and if we cannot maintain this culture as we grow, our business could be harmed. Our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully maintain, grow and manage these relationships could harm our business. If we or our insurance and administrator partners are unable to underwrite vehicle and consumer product protection plan risks accurately and charge competitive yet profitable rates to our customers, our business, results of operations and financial condition will be adversely affected. Our exposure to cancellation activity and regulation may be greater in California where we currently have most of our Olive customers. Litigation or investigations involving us, including third-party intellectual property infringement claims, could result in material settlements, fines or penalties and may adversely affect our business, financial condition and results of operations. Failure to protect or enforce our intellectual property rights could harm our business, results of operations and financial condition. Recent U.S. tax legislation, including the Tax Cuts and Jobs Act, may materially adversely affect our financial condition, results of operations and cash flows. Our expansion within the United States and any future international expansion strategy will subject us to additional costs and risks and our plans may not be successful. Cybersecurity incidents could disrupt our business or result in the loss of critical and confidential information. 39

Summary of Risks (continued) Our future revenue growth and prospects depend on attaining greater market share. Our decision to expand existing service offerings into new markets or to launch new service offerings may consume significant financial and other resources and may not achieve the desired results. The coverage afforded under our insurance policies may be inadequate for the needs of our business or our third-party insurers may be unable or unwilling to meet our coverage requirements, which could adversely affect our business, results of operations, and financial condition. If our existing customers cease to do business with us or reduce the amount of their business, our revenues and gross margins will be harmed and we will be required to spend more money to grow our customer base. We may acquire other companies or technologies or be the target of strategic transactions, which could divert our management’s attention, result in additional dilution to our stockholders and otherwise disrupt our operations and harm our operating results. Severe weather events, pandemics and other catastrophes, including the effects of climate change, are inherently unpredictable and may have a material adverse effect on our financial results and financial condition. The direct to consumer vehicle protection plan business, including the market for vehicle service contracts and similar products by related names, is historically dependent upon new vehicle sales, which could adversely affect our business. Our failure to comply with certain industry regulations, including those promulgated under the Truth-in-Lending Act, could result in fines, sanctions or other adverse consequences. Adverse regulations applicable to the payment processing, consumer finance and insurance industries may restrict our ability to expand or to operate our business as we wish and may expose us to fines and other penalties. The increasing adoption by states of cybersecurity regulations could impose additional compliance burdens on us and expose us to additional liability. We expect our results of operations to fluctuate on a quarterly and annual basis. In addition, our operating results and operating metrics are subject to seasonality and volatility, which could result in fluctuations in our quarterly revenues and operating results or in perceptions of our business prospects. We along with our insurance partners rely on data from our customers for pricing our vehicle and consumer product protection plan products. The lack of availability or inaccuracy of data could limit the functionality of our products and disrupt our Olive business. If we fail to prevent actual or perceived disruptions to or defects in our digital platform or similar incidents, such as privacy or data security breaches or other security incidents, site outages, payment disruptions or other incidents that impact the reliability of our services, we may experience damage to our brand and reputation, material financial penalties, or other legal liabilities, along with a decline in use of our platform, which would adversely affect our business, results of operations and financial condition. We utilize a significant amount of indebtedness in the operation of our business. Our inability to comply with the terms of any of our secured credit facilities may adversely affect our business and, in some limited instances, result in recourse to us when the value of the assets securing the facility are insufficient to cover the amounts owed to the lenders. Our results of operations and financial condition may be adversely affected due to limitations in the analytical models used to assess and predict our exposure to cancellations. 40

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